UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 9, 2009

ALCO ENERGY CORP.

(Exact Name of small business issuer as specified in its charter)

Nevada

(State of Incorporation)

333-146441

(Commission File No.)

75-3260541

(IRS Employer ID Number)

2nd Floor, 2810 Matheson Blvd., Mississauga, ON, L4W 4X7

(Address of principal executive offices)

(905) 212-7467

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 5.01  Changes in Control of Registrant.

On May 7, 2009, Billion Key International Ltd. purchased an aggregate amount of 18,000,000 common shares of our common stock from Bill Akrivos, our Director and Sole Officer, KY-TENN Oil, Inc., an affiliated shareholder, and a non-affiliated shareholder in a private transaction.

The following table sets forth information regarding the beneficial ownership of our common stock on May 7, 2009 (after giving effect to the above transaction) based on 31,500,000 shares outstanding on such date, by (i) each person known by us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) by our directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at our address as indicated below.

Title of Class	Name of Beneficial Owner	Shares of Common Stock	Percent of Class

Common Stock	Billion Key International Ltd. (1) Sickingenstrasse 18 69126 Heidelberg, Germany	18,000,000	57.14%

Common Stock	Bill Akrivos	0	0.0%
	Director and Sole Officer 2nd Floor, 2810 Matheson Blvd., Mississauga, ON, L4W 4X7

Common Stock	Andreas Klimm (1)	18,000,000	57.14%
	Director Sickingenstrasse 18 69126 Heidelberg, Germany

Common Stock	Directors and Officers	18,000,000	57.14%
	as a Group (2 persons)

(1)

Billion Key International Ltd. is a British Virgin Island Corporation. Andreas Klimm is the sole officer and director of Billion Key International Ltd. and may be deemed to beneficially own securities owned by Billion Key International Ltd.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 5, 2009, William Goodwin and Charles Murchison resigned all their director positions.

On May 7, 2009, Andreas Klimm was appointed as an additional director.

Andreas Klimm, Director

Mr. Andreas Klimm has 14 years of experience in the United States American financial markets. He was involved in many M&A operations in greater China and has a sound experience in the particularities of Chinese companies interested in US American investments. His broad knowledge of the inner workings of the US Stock Markets and his wide network of CEO´s of companies in China looking for investments are an indispensable resource for the company. His profound trading competencies and knowledge about trading patterns is essential for the success of the planned going public of the subsidiaries. He previously served for public listed Companies and was responsible for Investor and Public Relations in Europe with main focus Germany.

Item 9.  Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALCO ENERGY CORP.

By:  /s/ Bill Akrivos

Bill Akrivos

President

Date: May 7, 2009

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